SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):          JUNE 30, 2001



                                  VDO.COM, INC.
             (Exact name of registrant as specified in its charter)



           FLORIDA                     000-28267            68-0427012
       (State or other                (Commission        (I.R.S. Employer
jurisdiction of incorporation)        File Number)      Identification  No.)



                             5315 NEW UTRECHT AVENUE
                               BROOKLYN, NY  11219
              (Address of principal executive offices)  (zip code)


                                 (718) 437-4523
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)


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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     In June 2001, Crouch, Bierwolf & Chisholm, Independent Certified Public Accountants, the independent accountant previously engaged as the principal accountant to audit the financial statements of VDO.com, Inc., resigned as auditors for the Company. As Crouch, Bierwolf & Chisholm resigned, the decision to change accountants was not approved by the Board of Directors of the Company or by any audit or similar committee thereof.

     The audit report of Crouch, Bierwolf & Chisholm on the financial statements of VDO.com, Inc. as of March 31, 2000 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years ended December 31, 1999 and 2000 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern. During the Audit Period, and the period up to their resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. VDO has provided a copy of this disclosure to its former accountants, and VDO requested that the former accountants furnish them with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' response indicating agreement is included as an exhibit to this report.

     After Crouch, Bierwolf & Chisholm's resignation, the board of directors approved the engagement of Zakheim, Roth & Co., Certified Public Accountants as the principal accountant to audit the financial statements of the Company.


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ITEM  5.          OTHER  EVENTS

     Not  applicable.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

                                    EXHIBITS

16.1 Letter dated January 23, 2002, from Crouch, Bierwolf & Chisholm, Independent Certified Public Accountants, regarding their concurrence with the statements made by the Registrant in this Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January  23,  2002                    VDO.com,  Inc.

                                              /s/ Joshua Rubinowitz
                                              ______________________________
                                              Joshua  Rubinowitz,  Director

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                                 Exhibit 16.1

                    [Crouch, Bierwolf & Chisholm Letterhead]





January  22,  2002


Securities  and  Exchange  Commission
450  Fifth  Street  N.W.
Washington,  D.C.  20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K dated January 23, 2002 for the event that occurred in June 2001, to be filed by our former client, VDO.COM, INC. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very  truly  yours,

/s/ Crouch, Bierwolf & Chisholm, LLC
____________________________________
Crouch,  Bierwolf  &  Chisholm,  LLC